Events after the reporting period	12 Months Ended
Dec. 31, 2022
Events after the reporting period
Events after the reporting period

28. Events after the reporting period

In February 2023, the Group completed the acquisition of a majority share in NOMOQ AG (“NOMOQ”), a start-up digital can printer based in Switzerland, for an initial consideration of €15 million, with a further €10 million payable in 2024, subject to NOMOQ achieving certain milestones.

On February 21, 2023, the Board approved an interim dividend of $0.10 per ordinary share. The interim dividend will be paid on March 28, 2023 to shareholders of record on March 14, 2023.

On February 21, 2023, the Board approved an interim dividend on the annual 9% dividend of the preferred shares. The interim dividend will be paid on March 28, 2023.